UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): February 27, 1998




                                 Ultra Pac, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                     0-18252                    41-1581031
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)             Identification No.



       21925 Industrial Boulevard, Rogers, Minnesota                55374
         (Address of Principal Executive Offices)                (Zip Code)


         Registrant's telephone number, including area code (612) 428-8340

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ITEM 5. OTHER EVENTS.

On February 27, 1998, the Registrant issued the press release attached as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.

             99.1    News Release of Registrant dated February 27, 1998.

             99.2    Amendment to Bylaws

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Ultra Pac, Inc.


Dated:  February 27, 1998            By: /s/ Calvin Krupa
                                         ---------------------------------------
                                         Calvin Krupa
                                         President and Chief Executive Officer

                                  Exhibit Index
                                  -------------


                                                             Sequentially
                                                               Numbered
    Exhibit #                     Item                           Page
-----------------     ---------------------------        --------------------



       99.1                  Press Release                         5

       99.2               Amendment to Bylaws                      7